UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

Evernorth Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-43505	39-4156999
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Battery St.
San Francisco, California 94111
(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 322-3046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	XRPN	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	XRPNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 9, 2026 (the “Closing Date”), Evernorth Holdings Inc., a Nevada corporation (“Pubco”), consummated the previously announced business combination (the “Business Combination”) pursuant to the Business Combination Agreement, dated as of October 19, 2025 (as amended by Amendment No. 1 to the Business Combination Agreement, dated August 12, 2026, the “Business Combination Agreement”), by and among Pathfinder Digital Assets LLC, a Delaware limited liability company (the “Company”), Ripple Labs Inc., a Delaware corporation (“Ripple” or the “Contributor”), Pubco, Evernorth Company Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Pubco (“Company Merger Sub”), Evernorth Corporate Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Pubco (“SPAC Merger Sub”), and Arrington Capital SPAC I Inc., a Delaware corporation (formerly Armada Acquisition Corp. II, a Cayman Islands exempted company) (the “SPAC”). The definitive proxy statement/prospectus dated August 27, 2026 filed by Pubco with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(3), forming part of Pubco’s Registration Statement on Form S-4 (File No. 333-294417), is referred to herein as the “Proxy Statement/Prospectus.” The closing of the Business Combination is referred to herein as the “Closing.”

In connection with the extraordinary general meeting of SPAC shareholders, held on September 30, 2026 (the “Extraordinary General Meeting”) and the Business Combination, holders of 18,463,753 Class A ordinary shares, par value $0.0001 per share, of the SPAC (each, a “SPAC Class A Share”), or approximately 80.3% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.58 per share, for an aggregate redemption amount of approximately $195.39 million.

SPAC Domestication

On October 8, 2026, one business day prior to the Closing, the SPAC transferred by way of continuation from the Cayman Islands and domesticated as a corporation incorporated under the laws of the State of Delaware (the “SPAC Domestication”) pursuant to the Plan of Domestication (the “Plan of Domestication”). In connection with the SPAC Domestication, (i) the SPAC approved and adopted the Plan of Domestication, (ii) filed with the Secretary of State of the State of Delaware a certificate of domestication together with the proposed certificate of incorporation of SPAC Delaware adopted in connection with the SPAC Domestication (the “Proposed Certificate of Incorporation”), (iii) made all filings required with the Cayman Islands Registrar of Companies, and (iv) obtained a certificate of de-registration from the Cayman Islands Registrar of Companies. Upon effectiveness of the SPAC Domestication, the SPAC continued its existence as a Delaware corporation under the name “Arrington Capital SPAC I Inc.” (“SPAC Delaware”).

In connection with the SPAC Domestication: (i) each issued and outstanding Class A ordinary share, par value $0.0001 per share, of the SPAC (each, a “SPAC Class A Share”) was automatically converted, on a one-for-one basis, into one share of Class A common stock, par value $0.0001 per share, of SPAC Delaware; (ii) each issued and outstanding Class B ordinary share, par value $0.0001 per share, of the SPAC (each, a “SPAC Class B Share”) was automatically converted, on a one-for-one basis, into one share of Class B common stock, par value $0.0001 per share, of SPAC Delaware; (iii) each outstanding warrant of the SPAC (each, a “SPAC Warrant”) was converted into a warrant to acquire one share of Class A common stock of SPAC Delaware on substantially identical terms; and (iv) each outstanding unit of the SPAC was converted into one unit of SPAC Delaware consisting of one share of Class A common stock and one-half of one warrant.

Private Placements

In connection with the Closing on October 9, 2026, Pubco and the Company consummated the private placements described below. For purposes of the applicable agreements, the “Signing XRP Price” was $2.36609, and the “Closing XRP Price” was the arithmetic average of the CME CF XRP-Dollar Reference Rate—New York Variant benchmark at 4:00 p.m. New York City time on each of the three days immediately preceding the Closing Date, which was determined by Pubco and the Company to be $1.43069.

Advance Funding Subscription Agreements

On October 19, 2025, Pubco, the Company and SPAC entered into advance funding subscription agreements with certain institutional investors and individual accredited investors (collectively, the “Advance Funding Subscribers” and such agreements, as amended from time to time, the “Advance Funding Subscription

Agreements”). On August 12, 2026, the parties amended the Advance Funding Subscription Agreements to revise the pricing mechanics used to determine the number of shares issuable at the Closing. At the Closing, Pubco issued an aggregate of 10,123,015 shares of Pubco Class A Common Stock and 2,905,659 shares of Pubco Class C Common Stock to the Advance Funding Subscribers in exchange for approximately $214.05 million in cash and 600,000 XRP tokens. The number of shares issued to each Advance Funding Subscriber was equal to such Advance Funding Subscriber’s advance funding subscription amount, whether in cash or XRP tokens (based on a per token value as of the Signing XRP Price), divided by a price of $10.00 per share and multiplied by the quotient of the Closing XRP Price and the Signing XRP Price. A description of the Advance Funding Subscription Agreements is included in the Proxy Statement/Prospectus in the section entitled “The Transactions—Other Transaction Agreements—Advance Funding Subscription Agreements.”

Delayed Funding Subscription Agreements

On October 19, 2025, Pubco, the Company and SPAC entered into delayed funding subscription agreements with certain institutional investors and individual accredited investors (collectively, the “Delayed Funding Subscribers” and such agreements, the “Delayed Funding Subscription Agreements”). At the Closing, Pubco issued an aggregate of 663,510 shares of Pubco Class A Common Stock (the “Delayed Funding Shares”) to the Delayed Funding Subscribers in exchange for $10.5 million in cash and 200,000 XRP tokens. The number of Delayed Funding Shares issued to each subscriber was equal to such Delayed Funding Subscriber’s delayed funding subscription amount, whether in cash or XRP tokens (based on a per token value as of the Closing XRP Price), divided by $10.00 per share. A description of the Delayed Funding Subscription Agreements is included in the Proxy Statement/Prospectus in the section entitled “The Transactions—Other Transaction Agreements—Delayed Funding Subscription Agreements.”

Series C Subscription Agreement

On October 19, 2025, Pubco, the Company and SPAC entered into a subscription agreement with Arrington XRP Capital Fund, LP, a Delaware limited partnership (respectively, the “Sponsor” and, as amended from time to time, the “Series C Subscription Agreement”). On August 12, 2026, the parties amended the Series C Subscription Agreement to revise the pricing mechanics used to determine the number of shares issuable at the Closing. At the Closing, Pubco issued 926,878 shares of Pubco Class A Common Stock and 29,306,333 shares of Pubco Class C Common Stock to the Sponsor (collectively, the “Series C Subscribed Shares”) in exchange for 211,319,096.061435 XRP tokens. The aggregate number of Series C Subscribed Shares was equal to the Sponsor’s subscription amount in XRP tokens (based on a per token value as of the Signing XRP Price) divided by a price of $10.00 per share and multiplied by the quotient of the Closing XRP Price and the Signing XRP Price. A description of the Series C Subscription Agreement is included in the Proxy Statement/Prospectus in the section entitled “The Transactions—Other Transaction Agreements—Series C Subscription Agreement.”

Contributor Related Party Entity Subscription Agreement

On October 19, 2025, Pubco, the Company and SPAC entered into a subscription agreement with Larsen Lam Children’s Remainder Trust, an investor affiliated with Ripple (as amended from time to time, the “Contributor Related Party Entity” and such agreement, as amended from time to time, the “Contributor Related Party Entity Subscription Agreement”). On August 12, 2026, the parties amended the Contributor Related Party Entity Subscription Agreement to revise the pricing mechanics used to determine the number of equity interests issuable at the Closing. At the Closing, Pubco issued 623,509 shares of Pubco Class A Common Stock, and the Company issued 6,529,941 Company Units, to the Contributor Related Party Entity in exchange for 50,000,000 XRP tokens. The shares and Company Units issued to the Contributor Related Party Entity are referred to collectively as the “Contributor Related Party Entity Subscribed Equity Interests.” The aggregate number of such equity interests was equal to the Contributor Related Party Entity’s subscription amount in XRP tokens (based on a per token value as of the Signing XRP Price) divided by a price of $10.00 per equity interest and multiplied by the quotient of the Closing XRP Price and the Signing XRP Price. A description of the Contributor Related Party Entity Subscription Agreement is included in the Proxy Statement/Prospectus in the section entitled “The Transactions—Other Transaction Agreements—Contributor Related Party Entity Subscription Agreement.”

Contribution Agreement

On October 19, 2025, Ripple, Pubco and the Company entered into a contribution agreement (the “Contribution Agreement”), pursuant to which Ripple contributed 126,791,458 XRP tokens (the “Contributed XRP”) to the Company. On August 12, 2026, the parties amended the Contribution Agreement to revise the pricing mechanics used to determine the number of Company Units issuable to Ripple. At the Closing, the Company issued 18,139,927 Company Units to Ripple in exchange for the Contributed XRP (the “Contributor Subscribed Units”). The number of Contributor Subscribed Units was equal to Ripple’s contribution amount in XRP tokens (based on a per token value as of the Signing XRP Price) divided by a price of $10.00 per Company Unit and multiplied by the quotient of the Closing XRP Price and the Signing XRP Price. A description of the Contribution Agreement is included in the Proxy Statement/Prospectus in the section entitled “The Transactions—Other Transaction Agreements—Contribution Agreement.”

The Advance Funding Subscription Agreements, the Delayed Funding Subscription Agreements, the Series C Subscription Agreement and the Contributor Related Party Entity Subscription Agreement are referred to collectively as the “Subscription Agreements.”

Sponsor Forfeiture

On October 19, 2025, Pubco, the SPAC and the Sponsor entered into a Sponsor Support Agreement (as amended by Amendment No. 1 to the Sponsor Support Agreement, dated August 12, 2026, the “Sponsor Support Agreement”), pursuant to which the Sponsor agreed, among other things, to vote in favor of the Business Combination Agreement, the Transactions and the proposals submitted to the SPAC shareholders at the Extraordinary General Meeting (collectively, the “Proposals”), to forfeit to the SPAC for cancellation and for no consideration an amount equal to (x) 400,000 SPAC Class A Shares, (y) 7,880,000 SPAC Class B Shares and (z) 200,000 SPAC Private Warrants, in each case multiplied by the Adjustment Factor, and to be bound by transfer restrictions applicable to its SPAC Class A Shares, SPAC Class B Shares and SPAC Private Warrants. For purposes of this disclosure: “SPAC Private Warrants” means the aggregate of 355,000 warrants, each exercisable for one SPAC Class A Share at $11.50 per share, purchased by the Sponsor and the underwriters in the SPAC’s initial public offering; and the “Adjustment Factor” is the product of (x) the Closing XRP Price divided by the Signing XRP Price and (y) 0.7, provided that the Adjustment Factor shall not be less than 0 or greater than 0.7.

As a result, immediately prior to the Company Merger Effective Time (as defined in the Business Combination Agreement), the Sponsor forfeited to the SPAC for cancellation and for no consideration an amount equal to (x) 230,694 SPAC Class A Shares, (y) 4,544,672 SPAC Class B Shares and (z) 115,347 SPAC Private Warrants, in each case based on an Adjustment Factor of 0.423264965.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement and Amendment No. 1 thereto, copies of which are attached hereto as Exhibits 10.4 and 10.33, respectively, and incorporated herein by reference.

The Mergers

Simultaneously at the Closing: (a) Company Merger Sub merged with and into the Company (the “Company Merger”), with the Company continuing as the surviving company and a wholly owned subsidiary of Pubco (the “Company Surviving Subsidiary”); and (b) SPAC Merger Sub merged with and into SPAC Delaware, with SPAC Delaware continuing as the surviving entity and a wholly owned subsidiary of Pubco (the “SPAC Merger” and, together with the Company Merger, the “Mergers”).

In connection with the Company Merger, each issued and outstanding unit of the Company (each, a “Company Unit”) was cancelled and exchanged for the right to receive one share of Class A common stock, par value $0.001 per share, of Pubco (“Pubco Class A Common Stock”). “Pubco Class B Common Stock” means the Class B common stock, par value $0.001 per share, of Pubco; “Pubco Class C Common Stock” means the Class C common stock, par value $0.001 per share, of Pubco; and “Pubco Common Stock” means, collectively, the Pubco Class A Common Stock, Pubco Class B Common Stock and Pubco Class C Common Stock. The exchange was subject to adjustments to ensure that Ripple and its affiliates (the “Contributor Related Parties”) did not beneficially own Pubco Common Stock with combined voting power exceeding 9.9% of Pubco’s total outstanding voting power, with any excess converted into additional Company Units of the surviving company, or receive any Pubco Common Stock in respect of Company Units held by Ripple immediately prior to the transactions contemplated by the Business Combination Agreement.

In connection with the SPAC Merger, (i) each issued and outstanding share of Class A common stock of SPAC Delaware (other than treasury shares and shares held by stockholders who validly exercised their redemption rights) was automatically converted into one share of Pubco Class A Common Stock; (ii) each issued and outstanding share of Class B common stock of SPAC Delaware (other than treasury shares) was automatically converted into one share of Class A common stock of SPAC Delaware in accordance with the Proposed Certificate of Incorporation and thereafter into one share of Pubco Class A Common Stock; and (iii) each warrant to purchase one share of Class A common stock of SPAC Delaware was converted into one warrant of Pubco (each, a “Pubco Warrant”) to purchase one share of Pubco Class A Common Stock at a price of $11.50 per share.

“Ancillary Agreements” means the agreements, instruments and documents entered into in connection with or pursuant to the Business Combination Agreement. “Transactions” means, collectively, the Mergers and the other transactions contemplated by the Business Combination Agreement and the Ancillary Agreements.

Outstanding Securities

As of the Closing Date, immediately following the consummation of the Business Combination, the following securities of Pubco were issued and outstanding:

•	22,268,905 shares of Pubco Class A Common Stock;

•	32,211,992 shares of Pubco Class C Common Stock; and

•	11,739,645 Pubco Warrants.

Item 1.01	Entry into a Material Definitive Agreement.

Lock-Up Agreements

At the Closing, Ripple, the Contributor Related Party Entity and the Sponsor entered into lock-up agreements (collectively, the “Lock-Up Agreements”) with Pubco, pursuant to which the parties thereto agreed not to transfer shares of Pubco Class A Common Stock, Pubco Warrants received in the Transactions, or shares issuable upon exercise of Pubco Warrants or conversion or exchange of Pubco Class C Common Stock or Company Units (collectively, the “Restricted Securities”). The Lock-Up Agreements restrict transfers until the earlier of (a) six months after the Closing Date (the “Anniversary Release”) and (b) the date on which Pubco consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Pubco’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. Customary exceptions apply for transfers to affiliates, family members, charitable organizations and certain tax or estate planning transfers, provided the transferee agrees to be bound by the terms of the Lock-Up Agreement.

The foregoing description of the Lock-Up Agreements is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference. A description of the Lock-Up Agreements is included in the Proxy Statement/Prospectus in the section entitled “The Transactions—Other Transaction Agreements—Lock-Up Agreements.”

Amended and Restated Registration Rights Agreement

At the Closing, SPAC Delaware, Pubco, the Sponsor and certain other securityholders entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), which amends and restates the Sponsor Registration Rights Agreement, dated May 20, 2025, by and among the SPAC, Armada Sponsor II, LLC, Cohen and Company Capital Markets, a division of J.V.B. Financial Group, LLC, and Northland Securities, Inc. The A&R Registration Rights Agreement provides, among other things, customary demand registration rights and piggyback registration rights to the parties thereto.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. A description of the A&R Registration Rights Agreement is included in the Proxy Statement/Prospectus in the section entitled “The Transactions—Other Transaction Agreements—Amended and Restated Registration Rights Agreement.”

Tax Receivable Agreement

At the Closing, Pubco and the Company (as the Company Surviving Subsidiary), together with Ripple, the Contributor Related Party Entity and each other person that becomes a party to the Tax Receivable Agreement (collectively, the “TRA Parties”), entered into a Tax Receivable Agreement (the “Tax Receivable Agreement”), pursuant to which Pubco is obligated to pay the TRA Parties 85% of U.S. federal, state and local income tax savings realized or deemed realized by Pubco as a result of increases in tax basis and certain other tax benefits related to the exchange of units of the Company Surviving Subsidiary for shares of Pubco Class A Common Stock.

The foregoing description of the Tax Receivable Agreement is qualified in its entirety by reference to the full text of the Tax Receivable Agreement, a copy of which is attached hereto as Exhibit 10.11 and incorporated herein by reference. A description of the Tax Receivable Agreement is included in the Proxy Statement/Prospectus in the section entitled “The Transactions—Other Transaction Agreements—Tax Receivable Agreement.”

Amended and Restated Limited Liability Company Agreement

At the Closing, Pubco, Ripple and the Contributor Related Party Entity entered into the Amended and Restated Limited Liability Company Agreement of the Company Surviving Subsidiary (the “Company A&R LLCA”). Pursuant to the Company A&R LLCA, Pubco is the sole managing member and controls all of the Company Surviving Subsidiary’s affairs and decision making. Other holders of Company Units hold economic rights but generally have no voting rights. Pubco funds dividends by causing the Company Surviving Subsidiary to make distributions. In addition, the Company Surviving Subsidiary is, and will continue to be, treated as a partnership for U.S. federal income tax purposes and, as such, will not be subject to U.S. federal income tax. Instead, taxable income of the Company Surviving Subsidiary will be allocated to holders of Company Units, including Pubco.

The foregoing description of the Company A&R LLCA is qualified in its entirety by reference to the full text of the Company A&R LLCA, a copy of which is attached hereto as Exhibit 10.20 and incorporated herein by reference. A description of the Company A&R LLCA is included in the Proxy Statement/Prospectus in the section entitled “The Transactions—Other Transaction Agreements—Company A&R LLCA.”

Warrant Assignment, Assumption and Amendment Agreement

At the Closing, Pubco, SPAC Delaware and the warrant agent, Continental Stock Transfer & Trust Company, entered into a Warrant Assignment, Assumption and Amendment Agreement (the “Warrant Assignment, Assumption and Amendment Agreement”), pursuant to which the outstanding SPAC Warrants were converted into Pubco Warrants, each entitling the registered holder to purchase one share of Pubco Class A Common Stock at a price of $11.50 per share on the terms and conditions of the Warrant Agreement, dated as of May 20, 2025, as amended on October 5, 2026, by and between the SPAC and Continental Stock Transfer & Trust Company.

The foregoing description of the Warrant Assignment, Assumption and Amendment Agreement is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Indemnification Agreements

At the Closing, Pubco entered into indemnification agreements with each of its directors and executive officers (the “Indemnification Agreements”). The Indemnification Agreements provide that Pubco will indemnify each of its directors and officers to the fullest extent permitted by applicable law, including advancement of expenses, for claims arising out of such person’s service as a director or officer of Pubco.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.34 and incorporated herein by reference. A description of the Indemnification Agreements is included in the Proxy Statement/Prospectus in the section entitled “Management of Pubco Following the Transactions—Limitation of Liability and Indemnification.”

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of this Current Report on Form 8-K states that if the predecessor registrant was a shell company, as the SPAC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, Pubco, as the successor registrant to the SPAC, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Pubco makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. Forward-looking statements include, but are not limited to, statements regarding Pubco and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, and statements that are not historical facts, including statements about the Business Combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing Pubco’s views as of any subsequent date, and Pubco does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the actual results or performance of Pubco may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	failure to realize the anticipated benefits of the Business Combination;

•	the failure of Pubco to maintain the listing of its securities on any securities exchange after the Closing;

•	costs related to the Business Combination and as a result of Pubco becoming a public company;

•	changes in business, market, financial, political and regulatory conditions;

•	risks relating to Pubco’s anticipated operations and business, including the highly volatile nature of the price of the industry in which Pubco operates;

•	risks related to increased competition in the industries in which Pubco will operate;

•	risks that after the Closing, Pubco experiences difficulties managing its growth and expanding operations;

•	challenges in implementing Pubco’s business plan, due to operational challenges, significant competition and regulation;

•	the outcome of any potential legal proceedings that may be instituted against Pubco; and

•	other risks and uncertainties described in this Current Report on Form 8-K, including those under the section entitled “Risk Factors.”

Business, Properties and Legal Proceedings

The business, properties and legal proceedings of Pubco and the Company prior to the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Information Related to the Company” beginning on page 296 of the Proxy Statement/Prospectus, and such descriptions are incorporated herein by reference.

Pubco’s investor relations website is located at https://ir.evernorth.xyz. Pubco uses its investor relations website to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Pubco’s investor relations website, in addition to following press releases, SEC filings and public conference calls and webcasts. Pubco will also make available, free of charge, on its investor relations website, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

The risks associated with Pubco’s and the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 47 of the Proxy Statement/Prospectus, and such description is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the SPAC, Pubco and the Company as of June 30, 2026 and for the six months ended June 30, 2026 and for the period from July 18, 2025 (inception) through December 31, 2025 is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of financial condition and results of operations of Pubco and the Company is included in the Proxy Statement/Prospectus beginning on page 315 in the section entitled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

Directors and Executive Officers

Information, including biographical information, with respect to Pubco’s directors and executive officers after the Closing is included in the Proxy Statement/Prospectus in the section titled “Management of Pubco Following the Transactions” beginning on page 324 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive and Director Compensation

Information with respect to the historical and anticipated compensation of Pubco’s directors and executive officers is included in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation” beginning on page 338 of the Proxy Statement/Prospectus, which is incorporated herein by reference, as supplemented by the prospectus supplement filed on October 9, 2026.

Committees of the Board

Effective as of the Closing, the standing committees of Pubco’s board of directors (the “Board”) consist of an audit committee, a compensation committee and a nominating and corporate governance committee (collectively, the “Board Committees”). Each of the Board Committees reports to the Board. Additionally, information with respect to the Board Committees is included in the Proxy Statement/Prospectus in the section titled “Management of Pubco Following the Transactions—Board Committees” beginning on page 326 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Pubco Common Stock as of the Closing Date, by:

•	each person known by Pubco to be the beneficial owner of more than 5% of Pubco Common Stock;

•	each of Pubco’s named executive officers and directors; and

•	all of Pubco’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Pubco believes that all persons named in the table have sole voting and investment power with respect to all shares of Pubco’s common stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based upon 22,268,905 shares of Pubco Class A Common Stock and 32,211,992 shares of Pubco Class C Common Stock issued and outstanding as of the Closing Date.

	Pubco Class A Common Stock (voting)		Pubco Class C Common Stock (non-voting)
Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
5% Shareholders
Arrington XRP Capital Fund, LP(2)(3)	4,431,512	19.9%	29,306,333	91.0%
Ripple Labs Inc.(4)	1,581,112	7.1%	—	—
Chris Larsen(5)	2,204,621	9.9%	—	—
SBI Holdings, Inc.(6)	8,885,293	39.9%	2,905,659	9.0%

Pubco Executive Officers and Directors
Asheesh Birla	—	—	—	—
Matthew Frymier	—	—	—	—
Sagar Shah	—	—	—	—
Jessica Jonas	—	—	—	—
Megumi Nakamura	—	—	—	—
Stuart Alderoty	—	—	—	—
Ted Janus	—	—	—	—
Robert Kaiden	—	—	—	—
Derar Islim	—	—	—	—
All officers and directors as a group (nine individuals)	—	—	—	—

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 600 Battery St., San Francisco, California 94111.
(2)

Arrington Capital Management, LLC, the general partner of Arrington XRP Capital Fund, LP (the “GP”), and J. Michael Arrington, as managing member of the GP, have voting and dispositive control over the shares held by Arrington XRP Capital Fund, LP.

(3)

Sponsor will share disposition and voting control of 3,945,856 shares of Pubco Class A Common Stock with RippleWorks Inc., a Delaware nonprofit nonstock corporation (“RippleWorks”) and a limited partner of the Sponsor. Pursuant to that certain letter agreement dated October 17, 2025 by and between RippleWorks and the

Sponsor, RippleWorks has the right to consult with the Sponsor regarding the disposition of shares of Pubco Common Stock purchased with the RippleWorks Investment and to direct the voting of such shares. RippleWorks has a management team that makes decisions for the day-to-day operations of RippleWorks and a board of directors that oversees that management team. The board of directors is responsible for the establishment of policies and procedures with respect to the management of RippleWorks’ investment assets. As a result, no individual member of RippleWorks’ management or board of directors acting alone has the ability to exercise voting or dispositive power regarding Pubco’s shares absent delegation of authority from the board of directors. The membership of RippleWorks’ management and board of directors is subject to change from time to time. As a 501c3 Private Foundation, RippleWorks has no shareholders. Each of the members of RippleWorks’ management and board of directors disclaims beneficial ownership of such shares.
(4)

Ripple has a management team that makes decisions for the day-to-day operations of Ripple, and a board of directors that oversees that management team. Ultimately, as the controlling shareholder of Ripple, Chris Larsen has, in such capacity, voting and dispositive control over shares of Pubco held by Ripple.

(5)

Consists of 1,581,112 and 623,509 shares of Pubco Class A Common Stock held by Ripple and the Contributor Related Party Entity, respectively. Mr. Larsen may be deemed to beneficially own the shares directly or indirectly controlled by such entities, but each disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(6)

Consists of 8,885,293 shares of Pubco Class A Common Stock held by SBI Venture Fund 2023A Investment LPS, SBI Venture Fund 2023B Investment LPS, SBI PE Holdings Co., Ltd. and SBI Holdings USA, Inc., each of which are entities controlled by SBI (the “SBI Stockholders”), collectively. Each such SBI Stockholder is either a subsidiary of or partnership directly or indirectly managed by SBI Holdings, Inc. (“SBI”) and, therefore, in such capacity, SBI may be deemed to have voting and investment power over the shares of Pubco Class A Common Stock held by the SBI Stockholders. SBI is a Japanese corporation listed on the Tokyo Stock Exchange, Prime Market. Voting and dispositive decisions regarding such shares are made by SBI’s board of directors upon a recommendation by management, acting by majority vote and, as a result, no individual member of SBI’s board of directors acting alone has the ability to exercise voting or dispositive power regarding such shares. The membership of SBI’s board of directors is subject to change from time to time. Each of the members of SBI’s board of directors disclaims beneficial ownership of such shares. SBI’s business address is 1-6-1 Roppongi Minato-ku, Tokyo, Japan 106-6019.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of Pubco and the Company are described in the Proxy Statement/Prospectus in the sections titled “Certain Relationships and Related Party Transactions” beginning on page 340 of the Proxy Statement/Prospectus and such descriptions are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The SPAC Class A Shares, SPAC Units (each comprising one SPAC Class A Share and one-half of one SPAC Public Warrant) and SPAC Public Warrants (the redeemable warrants included in the SPAC Units, each exercisable for one SPAC Class A Share) were historically listed on the Nasdaq Global Market. The SPAC Units began trading on May 22, 2025 under the symbol “AACIU,” and the SPAC Class A Shares and SPAC Public Warrants began separate trading on June 24, 2025 under the symbols “AACI” and “AACIW,” respectively. On October 30, 2025, those symbols were changed to “XRPNU,” “XRPN” and “XRPNW,” respectively. In connection with the Closing, the SPAC requested that Nasdaq suspend trading of, and filed a Form 25 to delist, the SPAC Units, SPAC Class A Shares and SPAC Public Warrants. The Pubco Class A Common Stock and Pubco Warrants began trading on Nasdaq on October 12, 2026 under the symbols “XRPN” and “XRPNW,” respectively.

As of the Closing Date and following the completion of the Business Combination, Pubco had 22,268,905 shares of Pubco Class A Common Stock issued and outstanding held of record by 21 holders, and 11,739,645 Pubco Warrants outstanding held one holder of record.

Dividends

Pubco has not paid dividends or made other distributions on the Pubco Class A Common Stock or Pubco Class C Common Stock to date. The payment of cash dividends and other distributions in the future will be within the discretion of the Board and will depend on, among other things, results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant. It is the present intention of the Board to retain all earnings, if any, for use in Pubco’s business operations and, accordingly, the Board does not anticipate declaring any dividends or other distributions in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K, in the “Private Placements” disclosure in the “Introductory Note” and in Item 8.01 of this Current Report on Form 8-K, each of which is incorporated herein by reference.

Description of Pubco Securities

A description of the Pubco Common Stock and Pubco Warrants is included in the Proxy Statement/Prospectus in the section titled “Description of Pubco Securities” beginning on page 338 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Nevada Revised Statutes (“NRS”) 78.7502(1) provides that a corporation may indemnify, pursuant to the provisions of that subsection, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a manager of a limited liability company, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person (a) is not liable pursuant to NRS 78.138 or (b) acted in good faith and in a manner the individual believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

NRS 78.7502(2) permits a corporation to indemnify, pursuant to the provisions of that subsection, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the individual in connection with the defense or settlement of such action or suit if such person (a) is not liable pursuant to NRS 78.138 or (b) acted in good faith and in a manner the individual reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification pursuant to NRS 78.7502 may be made in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after any exhaustion of any appeals taken therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

NRS 78.751(1) provides that a corporation shall indemnify any person who is a director, officer, employee or agent of the corporation, against expenses actually and reasonably incurred by the person in connection with defending an action (including, without limitation, attorney’s fees), to the extent that the person is successful on the merits or otherwise in defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. NRS 78.751 also provides that the indemnification pursuant to NRS 78.7502 shall not be deemed exclusive or exclude any other rights to which the indemnified party may be entitled (except that indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law and such misconduct, fraud or violation of the law was material to the cause of action) and that the indemnification shall continue as to directors, officers, employees or agents who have ceased to hold such positions, and to their heirs, executors and administrators.

NRS 78.752 provides that a Nevada corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, for any liability asserted against the person and liability and expenses incurred by the person in their capacity as a director, officer, employee or agent, or arising out of the person’s status as such, whether or not the corporation has the authority to indemnify the individual against such liability and expenses.

The Amended and Restated Articles of Incorporation of Pubco (the “Pubco Charter”) provide for indemnification of Pubco’s directors and officers to the fullest extent permitted by applicable Nevada law, including, without limitation NRS 78.7502 and NRS 78.751.

In connection with the Business Combination, Pubco entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing summary is qualified in its entirety by reference to the text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.34 and incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning Pubco’s and the Company’s financial statements.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the Closing, on October 8, 2026, the SPAC Units, SPAC Class A Shares and SPAC Public Warrants ceased trading on Nasdaq, and the SPAC filed a Form 25.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in the “Private Placements” disclosure in the “Introductory Note” above regarding the issuance and sale by Pubco and the Company of an aggregate of 13,918,024 shares of Pubco Class A Common Stock, 32,211,992 shares of Pubco Class C Common Stock and 23,088,756 Company Units in connection with the Advance Funding Subscription Agreements, the Delayed Funding Subscription Agreements, the Series C Subscription Agreement and the Contributor Related Party Entity Subscription Agreement is incorporated herein by reference.

The securities issued in connection with the Subscription Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

At the Extraordinary General Meeting, the SPAC shareholders approved the Condition Precedent Proposals (the Business Combination Proposal, the Merger Proposal and the Domestication Proposal) and, on a non-binding advisory basis, the Advisory Organizational Documents Proposals, as described in greater detail in the Proxy Statement/Prospectus.

The Board and the stockholders of Pubco, a Nevada corporation governed by the NRS, adopted and approved the Pubco Charter, which became effective upon filing with the Nevada Secretary of State on October 9, 2026, and the Board adopted and approved the Amended and Restated Bylaws of Pubco (the “Pubco Bylaws”), which also became effective on October 9, 2026. A copy of the Pubco Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The description of the Pubco Charter and the general effect of the Pubco Charter upon the rights of holders of Pubco’s capital stock are included in the Proxy Statement/Prospectus under the section titled “Description of Pubco Securities” beginning on page 352 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Business Combination pursuant to the Business Combination Agreement, a change in control of the registrant occurred, and the former SPAC public shareholders held approximately 21.8% of the outstanding Pubco Class A Common Stock immediately following the Closing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Party Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Evernorth Holdings Inc. 2026 Omnibus Incentive Plan

Prior to the Closing, Pubco adopted the Evernorth Holdings Inc. 2026 Omnibus Incentive Plan (the “Incentive Plan”). The Incentive Plan became effective immediately upon the Closing. A summary of the terms of the Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “The Transactions—Other Transaction Agreements—Evernorth Holdings Inc. 2026 Omnibus Incentive Plan” beginning on page 193 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Incentive Plan, a copy of which is attached hereto as Exhibit 10.12, and a copy of the Incentive Plan is also attached to the Proxy Statement/Prospectus as Annex S.

Evernorth Holdings Inc. 2026 Employee Stock Purchase Plan

Prior to the Closing, Pubco adopted the Evernorth Holdings Inc. 2026 Employee Stock Purchase Plan (the “ESPP”). The ESPP became effective immediately upon the Closing. A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “The Transactions—Other Transaction Agreements—Evernorth Holdings Inc. 2026 Employee Stock Purchase Plan” beginning on page 194 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.13, and a copy of the ESPP is also attached to the Proxy Statement/Prospectus as Annex T.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2026, the Board approved and adopted the Pubco Charter, and Pubco’s stockholders approved the same on October 9, 2026. The Pubco Charter became effective upon filing with the Nevada Secretary of State on October 9, 2026. On October 9, 2026, the Board approved and adopted the Pubco Bylaws, which also became effective on October 9, 2026.

Copies of the Pubco Charter and the Pubco Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

The general effect of the Pubco Charter and the Pubco Bylaws upon the rights of holders of Pubco’s capital stock is included in the Proxy Statement/Prospectus under the section titled “Description of Pubco Securities” beginning on page 352 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on October 9, 2026, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of Pubco. A copy of the Code of Business Conduct and Ethics can be found in the Investors section of Pubco’s website at https://www.evernorth.xyz/.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, Pubco ceased to be a shell company (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

The material terms of the Business Combination are described in the section titled “Introductory Note” and in Item 2.01 of this Current Report on Form 8-K, including the “Form 10 Information” set forth therein, each of which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

Our website is located at evernorth.xyz. We expect to make available free of charge, on or through the Investor Relations section of our website (ir.evernorth.xyz), our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after electronically filing or furnishing such reports with the SEC. Information found on our website will not be part of this report or any other report filed with the SEC. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file or furnish electronically with the SEC at sec.gov. We intend to use our website as a disclosure channel for providing broad, non-exclusionary distribution of information regarding Evernorth to the public, including information regarding market prices of our outstanding securities, XRP purchases and holdings, certain KPI metrics and other supplemental information, and as one means of disclosing non-public information in compliance with our disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that we make public via our website. We also maintain @evernorthXRP (x.com/evernorthXRP) and @evernorth_JP (x.com/evernorth_JP) on X, LinkedIn pages for the U.S. (linkedin.com/company/evernorthxrp) and Japan (https://www.linkedin.com/company/evernorth-jp/), and a YouTube channel (https://www.youtube.com/@evernorthXRPofficial), which we currently expect to use to communicate information that has previously been made public. We may in the future designate additional channels for the disclosure of material information, and will notify investors of any such designation. Similarly, we may use webcasts, press releases and conference calls to announce material business and financial information to our investors and others.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of SPAC as of September 30, 2025 and for the period from October 3, 2024 (inception) through September 30, 2025, and the related notes, are included in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference.

The unaudited condensed financial statements of SPAC as of June 30, 2026 and for the three and nine months ended June 30, 2026, and the related notes, are included in the Proxy Statement/Prospectus beginning on page F-29 and are incorporated herein by reference.

The audited consolidated financial statements of Pubco as of December 31, 2025 and September 30, 2025 and for the period from August 29, 2025 (inception) through December 31, 2025, and the related notes, are included in the Proxy Statement/Prospectus beginning on page F-56 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Pubco as of June 30, 2026 and for the six months ended June 30, 2026, and the related notes, are included in the Proxy Statement/Prospectus beginning on page F-74 and are incorporated herein by reference.

The audited financial statements of the Company as of December 31, 2025 and September 30, 2025 and for the period from July 18, 2025 (inception) through December 31, 2025, and the related notes, are included in the Proxy Statement/Prospectus beginning on page F-88 and are incorporated herein by reference.

The unaudited condensed financial statements of the Company as of June 30, 2026 and for the six months ended June 30, 2026, and the related notes, are included in the Proxy Statement/Prospectus beginning on page F-103 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the SPAC, Pubco and the Company as of June 30, 2026 and for the six months ended June 30, 2026 and for the period from July 18, 2025 (inception) through December 31, 2025 is included as Exhibit 99.1 hereto and is incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description

2.1(1)	Business Combination Agreement, dated as of October 19, 2025, by and among Armada Acquisition Corp. II, Evernorth Holdings Inc., Pathfinder Digital Assets LLC, SPAC Merger Sub, Company Merger Sub, and Ripple Labs Inc. (incorporated by reference to Exhibit 2.1 to SPAC’s Current Report on Form 8-K, filed with the SEC on October 20, 2025).

3.1	Amended and Restated Articles of Incorporation of Pubco (as effective on October 9, 2026).

3.2	Amended and Restated Bylaws of Pubco (as effective on October 9, 2026).

4.1	Warrant Assignment, Assumption and Amendment Agreement, dated as of October 9, 2026, by and among Pubco, SPAC and Continental Stock Transfer & Trust Company.

10.1	Amended and Restated Registration Rights Agreement, dated as of October 9, 2026, by and among Pubco, SPAC, the Sponsor and the holders party thereto.

10.2	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.2 to SPAC’s Current Report on Form 8-K, filed with the SEC on October 20, 2025).

10.3	Contribution Agreement, dated October 19, 2025, by and among Ripple Labs Inc., Pubco and the Company (incorporated by reference to Exhibit 99.3 to SPAC’s Current Report on Form 8-K, filed with the SEC on October 20, 2025).

10.4	Sponsor Support Agreement, dated as of October 19, 2025, by and among Pubco, SPAC and the Sponsor (incorporated by reference to Exhibit 10.1 to SPAC’s Current Report on Form 8-K, filed with the SEC on October 20, 2025).

10.5(1)	Form of Advance Funding Subscription Agreement (Institutional) (incorporated by reference to Exhibit 10.3 to SPAC’s Current Report on Form 8-K, filed with the SEC on October 20, 2025).

10.6(1)	Form of Delayed Funding Subscription Agreement (Institutional) (incorporated by reference to Exhibit 10.4 to SPAC’s Current Report on Form 8-K, filed with the SEC on October 20, 2025).

10.7(1)	Form of Advance Funding Subscription Agreement (Individual) (incorporated by reference to Exhibit 10.5 to SPAC’s Current Report on Form 8-K, filed with the SEC on October 20, 2025).

10.8(1)	Form of Delayed Funding Subscription Agreement (Individual), (incorporated by reference to Exhibit 10.6 to SPAC’s Current Report on Form 8-K, filed with the SEC on October 20, 2025).

10.9(1)	Series C Subscription Agreement, dated as of October 19, 2025, by and among Pubco, the Company, SPAC and the Sponsor (incorporated by reference to Exhibit 10.7 to SPAC’s Current Report on Form 8-K, filed with the SEC on October 20, 2025).

Exhibit No.	Description

10.10(1)	Contributor Related Party Entity Subscription Agreement, dated as of October 19, 2025, by and among Pubco, the Company, SPAC and the Contributor Related Party Entity (incorporated by reference to Exhibit 10.8 to SPAC’s Current Report on Form 8-K, filed with the SEC on October 20, 2025).

10.11(1)	Tax Receivable Agreement, dated as of October 9, 2026, by and among Pubco and the persons named therein.

10.12(1)	Evernorth Holdings Inc. 2026 Omnibus Incentive Plan.

10.13(1)	Evernorth Holdings Inc. 2026 Employee Stock Purchase Plan.

10.14	Master Intercompany Facility Agreement, dated as of August 1, 2025, between Ripple Labs Inc. and Pathfinder Digital Assets LLC (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.15	Amendment to Revolving Loan, dated as of February 11, 2026, between Ripple Labs Inc. and Pathfinder Digital Assets LLC (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.16	Master Intercompany Facility Agreement, dated as of August 1, 2025, between Ripple Labs Inc. and Evernorth Holdings Inc (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.17	Amendment to Revolving Loan, dated as of February 11, 2026, between Ripple Labs Inc. and Evernorth Holdings Inc (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.18	Custodial Services Agreement, dated October 9, 2025, between Evernorth Holdings Inc. and BitGo Bank & Trust, National Association (incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.19	Custodial Services Agreement, dated October 22, 2025, between Pathfinder Digital Assets LLC and BitGo Bank & Trust, National Association (incorporated by reference to Exhibit 10.20 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.20	Amended and Restated Limited Liability Agreement of the Company.

10.21†	Employment Agreement, dated June 24, 2026, between Evernorth Holdings Inc. and Asheesh Birla (incorporated by reference to Exhibit 10.22 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.22†	Employment Agreement, dated May 26, 2026, between Evernorth Holdings Inc. and Matthew Frymier (incorporated by reference to Exhibit 10.23 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.23	Form of Founder RSU Award Notice Letter (incorporated by reference to Exhibit 10.24 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.24†	Employment Agreement, dated June 8, 2026, between Evernorth Holdings Inc. and Jessica Jonas (incorporated by reference to Exhibit 10.25 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.25†	Employment Agreement, dated June 6, 2026, between Evernorth Holdings Inc. and Sagar Shah (incorporated by reference to Exhibit 10.26 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

Exhibit No.	Description

10.26†	Employment Agreement, dated June 8, 2026, between Evernorth Holdings Inc. and Meg Nakamura (incorporated by reference to Exhibit 10.27 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.27	Amendment No. 1 to Contribution Agreement (incorporated by reference to Exhibit 10.28 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.28	Form of Amendment No. 1 to Advance Funding Subscription Agreement (incorporated by reference to Exhibit 10.29 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.29	Form of Amendment No. 1 to Advance Funding Subscription Agreement (SBI Entity Amendments) (incorporated by reference to Exhibit 10.30 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.30	Amendment No. 1 to Series C Subscription Agreement (incorporated by reference to Exhibit 10.31 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.31	Amendment No. 1 to Contributor Related Party Entity Subscription Agreement (incorporated by reference to Exhibit 10.32 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.32	Amendment No. 1 to the Business Combination Agreement (incorporated by reference to Exhibit 10.33 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.33	Amendment No. 1 to the Sponsor Support Agreement (incorporated by reference to Exhibit 10.34 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

10.34	Form of Indemnification Agreement.

21.1	List of Subsidiaries of Pubco Post-Business Combination (incorporated by reference to Exhibit 21.1 to the Registration Statement on Form S-4 (File No. 333-294417) filed by Pubco with the SEC on August 26, 2026).

99.1	Unaudited pro forma condensed combined financial information of the SPAC, Pubco and the Company as of June 30, 2026 and for the six months ended June 30, 2026 and for the period from July 18, 2025 (inception) through December 31, 2025.

(1)

Certain schedules, exhibits and similar attachments have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish supplementally a copy of all omitted information to the SEC upon its request.

†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evernorth Holdings Inc.
Dated: October 9, 2026

	By:	/s/ Asheesh Birla
	Name:	Asheesh Birla
	Title:	Chief Executive Officer